UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosures in Item 2.01 and Item 2.03 below relating to the entry into the Promissory Note (as defined below) in connection with the VEN Bakken Acquisition (as defined below) are incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2019, Northern Oil and Gas, Inc. (the “Company”) completed its acquisition (the “VEN Bakken Acquisition”) of certain oil and gas properties and interests from VEN Bakken, LLC (“Seller”), effective as of July 1, 2019. Seller is a wholly-owned subsidiary of Flywheel Bakken, LLC, a portfolio company of the Kayne Private Energy Income Funds.

At closing the acquired assets consist of approximately 87.8 net producing wells and 4.1 net wells in process, as well as approximately 18,000 net acres in North Dakota, which the Company currently estimates will generate approximately 45.6 net undrilled locations of future drilling inventory.

In accordance with the purchase and sale agreement (the “Purchase Agreement”), the Company paid closing consideration to Seller consisting of $170.1 million in cash, 5,602,147 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) and a 6.0% Senior Unsecured Promissory Note due 2022 in the aggregate principal amount of $130.0 million (the “Promissory Note”). The cash and Promissory Note portions of the consideration are net of preliminary and customary purchase price adjustments and remain subject to final post-closing settlement between the Company and Seller. The Company funded the cash portion of the closing payment with borrowings under its revolving credit facility.

The material terms of the Purchase Agreement were previously disclosed in Item 1.01 of the Current Report on Form 8-K filed on April 22, 2019 (file no. 001-33999), which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 1, 2019, in connection with the completion of the VEN Bakken Acquisition described above, the Company issued the Promissory Note to Seller. Fifty percent (50%) of the original principal amount of the Promissory Note is required to be repaid by the Company on or before January 1, 2021, and the remaining unpaid principal amount of the Promissory Note is required to be repaid by the Company on or before July 1, 2022, in each case together with all accrued but unpaid interest thereon. Interest, at a rate of 6.0% per annum, is due quarterly in arrears on the first day of each calendar quarter, commencing on October 1, 2019. The Promissory Note is unsecured.

The obligations of the Company under the Promissory Note may be accelerated, subject to certain grace and cure periods, upon the occurrence of an event of default. Events of default include customary events, including, without limitation, payment defaults, the inaccuracy of representations and warranties, defaults in the performance of certain affirmative or negative covenants, defaults on other indebtedness of the Company, and bankruptcy or insolvency related defaults. The Promissory Note contains negative covenants that limit the Company’s ability, among other things, to pay dividends, repurchase equity, incur additional indebtedness, sell assets, terminate or unwind certain derivatives contracts, change the nature of its business or operations and merge or consolidate. In addition, the Promissory Note is subject to a mandatory prepayment offer in connection with a change of control.

A copy of the Promissory Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Promissory Note in this Current Report on Form 8-K (this “report”) is a summary and is qualified in its entirety by the terms of the Promissory Note.

To the extent required by Item 2.03 of Form 8-K, the disclosure set forth in Item 2.01 relating to the issuance of the Promissory Note in connection with the VEN Bakken Acquisition is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Shares were issued pursuant to the Purchase Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the U.S. Securities and Exchange Commission (the “SEC”), without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. None of the Shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 2.01 relating to the issuance of the Shares in connection with the VEN Bakken Acquisition is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 2, 2019, the Company issued a press release announcing the closing of the VEN Bakken Acquisition. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file any pro forma financial information required by Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d)	Exhibits.

Exhibit No.	Description	Method of Filing

2.1	Purchase and Sale Agreement with VEN Bakken, LLC, dated April 18, 2019* (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed April 22, 2019 (file no. 001-33999))	Incorporated by Reference

10.1	Senior Unsecured Promissory Note, dated July 1, 2019, issued by the Company	Filed Electronically

99.1	Press Release, dated July 2, 2019	Furnished Electronically

*	Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Cautionary Statements Regarding Forward-Looking Statements

This report contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Exchange Act. All statements other than statements of historical facts are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including: changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s properties, the Company’s ability to acquire additional development opportunities, changes in the Company’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial condition and results of operations is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated from time to time in amendments and subsequent reports filed with the SEC. The Company has based the forward-looking statements contained in this report on its current expectations and assumptions about future events. The Company does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2019	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik Romslo
Erik Romslo
Executive Vice President, General Counsel and Secretary